UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K/A
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2024
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 3, 2024, BWX Technologies, Inc. (“BWXT,” “we” or “us”) filed a Current Report on Form 8-K under Item 5.02 pursuant to which we announced that the Board of Directors had appointed Nicole W. Piasecki to our Board of Directors, effective January 1, 2024. At that time, the Board of Directors had not yet appointed Ms. Piasecki to any Board committees.
In accordance with Securities and Exchange Commission rules, this amendment to the Form 8-K dated January 3, 2024 is being filed to report that the Board appointed Ms. Piasecki to the Governance Committee, effective May 3, 2024.
Item 5.07     Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on May 3, 2024, the Company's stockholders voted on three matters. A brief description of, and the final vote result for, each matter voted on at the Annual Meeting are set forth below. Each matter is described in more detail in our Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 14, 2024.
Proposal 1: Election of ten directors to serve a one-year term expiring at the 2025 annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions		Broker Non-Votes
Jan A. Bertsch	80,003,663	2,110,852	106,546		3,387,491
Gerhard F. Burbach	81,369,854	767,848	83,359		3,387,491
Rex D. Geveden	81,817,528	344,668	58,865		3,387,491
James M. Jaska	80,027,608	2,108,595	84,858		3,387,491
Kenneth J. Krieg	81,490,679	646,638	83,744		3,387,491
Leland D. Melvin	82,031,923	125,220	63,918		3,387,491
Robert L. Nardelli	80,561,062	1,545,754	114,245		3,387,491
Barbara A. Niland	80,840,090	1,296,199	84,772		3,387,491
Nicole W. Piasecki	81,792,985	345,911	82,165		3,387,491
John M. Richardson	81,533,467	610,954	76,640	61	3,387,491
Proposal 2: Advisory vote to approve the 2023 compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,241,299	792,587	187,175	3,387,491
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024:

Votes For	Votes Against	Abstentions
85,147,263	399,205	62,084

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Mike T. Fitzgerald
Mike T. Fitzgerald
Vice President, Finance and Chief Accounting Officer

May 7, 2024